[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS CORNERSTONE FUND

SEPTEMBER 30, 1997

ADVANTUS CORNERSTONE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                              2

INVESTMENTS IN SECURITIES                       6

STATEMENT OF ASSETS AND LIABILITIES             8

STATEMENT OF OPERATIONS                         9

STATEMENTS OF CHANGES IN NET ASSETS            10

NOTES TO FINANCIAL STATEMENTS                  11

INDEPENDENT AUDITORS' REPORT                   16

FEDERAL INCOME TAX INFORMATION                 17

SHAREHOLDER SERVICES                           18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

The 1997 fiscal year has been a rewarding one for investors. On the equity side, despite the anticipation of a market downturn, the equity market continued to climb. Over the twelve month period ending September 30, 1997, the S&P 500* gained 40.5 percent; over 26 percent of that gain was for the trailing six months. We saw a slight market decline of 5.5 percent in August, but stocks bounced back by the end of September.

As the stock market continues to push forward, some investors lose sight of the importance of maintaining a position of their assets in bonds. Investors who diversify their portfolio assets between stocks and bonds can better position their portfolio in the event of stock market downturns. There was not a stock market correction of major significance during this reporting period.

The bond market demonstrated strong performance throughout 1997. For the twelve month period ending September 30, 1997, the Lehman Corporate Bond Index** returned 10.8 percent. This is a 6 percent increase over last year's return. Stable interest rates and low inflation have contributed to the bond market's stellar performance.

Your Advantus Family of Funds includes a range of equity and bond offerings. I recommend that you talk with your Ascend financial representative to ensure that your portfolio has an appropriate balance for your situation. As we continue to watch the stock market hit new highs, we cannot assume that upward moves are a continuing trend.

In the pages that follow, the Fund's manager will give you more information about the economy and conditions within the market that may have affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

We assert that a long-range view of investing provides the greatest benefit to our shareholders. We encourage you to maintain a long-range view, and we believe that you will derive the greatest benefit by doing so.

Sincerely,

      [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.

**The Lehman Corporate Bond Index includes all fixed-rate, publicly traded, investment grade corporate debt with at least one year to maturity and $50 million par value outstanding.

ADVANTUS CORNERSTONE FUND
PERFORMANCE UPDATE
[PHOTO]
MATTHEW D. FINN, CFA
PORTFOLIO MANAGER

The Advantus Cornerstone Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in equity securities of companies which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.
  -Dividends paid quarterly
  -Capital gains distributions paid annually.

PERFORMANCE

The Cornerstone Fund's performance for the year ended September 30, 1997 for each class of shares offered is as follows:

Class A..........................  38.4 percent*
Class B..........................  37.7 percent*
Class C..........................  37.1 percent*

The S&P 500** returned 40.5 percent and the S&P Barra Value Index+ returned 39.2 percent for the same period.

PORTFOLIO RECAP

The performance of the Fund for the fiscal year relative to the S&P 500** was helped by investments in the basic industries sector and the utilities sector. In the basic industries sector Fort Howard Paper led the way appreciating 149 percent. In the utilities sector, El Paso Natural Gas rose 41.3 percent.

Relative performance was hurt by an under-weighting in consumer non-durables which is typical of value funds in the current environment. In addition, our selections in the financial services sector lagged the performance of the group.

OUTLOOK

The financial markets and the Fund have done exceptionally well over the last several years. This leads to many of the companies in the Fund bumping up against valuation targets. We continue to work very hard at identifying attractively priced securities where earnings will likely rise in excess of current expectations. As these situations are identified, we will be reducing the weightings in fully valued positions in order to add new positions.

                                                            ADVANTUS CORNERSTONE
                                                                            FUND
                                                              SEPTEMBER 30, 1997

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS
                     CORNERSTONE FUND, S&P 500 BARRA VALUE
                         INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the S&P 500 Barra Value Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 1997.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
One year                        31.4%
Since inception (9/16/94)       25.8%
Class B:
One year                        32.7%
Since inception (9/16/94)       26.4%
                                                            S&P 500
                              Class A    Class B  Barra Value Index        CPI
9/16/94                        10,000     10,000             10,000     10,000
9/30/94                         9,374      9,870              9,824     10,054
9/30/95                        11,659     11,708             12,582     10,275
9/30/96                        14,517     14,649             14,929     10,570
9/30/97                        20,085     20,400             20,784     10,818

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials and 65 utilities.
+The S&P 500 Barra Value Index contains those stocks from the S&P 500 that have a price-to-book ratio below the capitalization weighted median price-to-book ratio of the S&P 500.

ADVANTUS CORNERSTONE
FUND
SEPTEMBER 30, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        37.1%
Since inception (3/1/95)        31.6%
                                                 S&P 500
                              Class C  Barra Value Index        CPI
3/01/95                        10,000             10,000     10,000
9/30/95                        12,013             11,865     10,146
9/30/96                        14,846             14,078     10,437
9/30/97                        20,354             19,599     10,682

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                                                            ADVANTUS CORNERSTONE
                                                                            FUND
                                                              SEPTEMBER 30, 1997

TEN LARGEST STOCK HOLDINGS

                                                                          MARKET     % OF STOCK
COMPANY                                                        SHARES      VALUE     PORTFOLIO
------------------------------------------------------------  --------  -----------  ----------
Everest Reinsurance Holdings................................  191,290   $ 7,842,890     6.0%
American Stores Company.....................................  282,902     6,895,736     5.3%
Hormel Foods Corporation....................................  168,214     5,393,361     4.2%
Reynolds Metals Company.....................................   71,900     5,091,419     3.9%
C.R. Bard, Inc..............................................  143,400     4,866,638     3.8%
Chubb Corporation...........................................   62,813     4,463,649     3.4%
Corestates Financial Corporation............................   62,400     4,130,100     3.2%
Philips Electronics.........................................   48,400     4,065,600     3.1%
Enron Oil & Gas.............................................  174,700     3,887,075     3.0%
Valero Energy Corporation...................................  117,200     3,845,625     3.0%
                                                                        -----------     ---
                                                                        $50,482,093    38.9%
                                                                        -----------     ---
                                                                        -----------     ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   1.8%
Basic Materials                     12.6%
Capital Goods                        5.0%
Communication Services               5.4%
Consumer Cyclical                   11.3%
Consumer Staples                    11.0%
Energy                              16.4%
Financial                           17.5%
Health Care                          3.7%
Technology                           7.4%
Transportation                       0.5%
Utilities                            7.4%

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1997
(Percentages of each investment category relate to total net assets.)

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
COMMON STOCKS (98.2%)
  BASIC MATERIALS (12.6%)
    Aluminum (3.0%)
     40,007   Aluminum Company of America..................  $  3,280,573
     37,200   Century Aluminum Company.....................       655,650
                                                             ------------
                                                                3,936,223
                                                             ------------
    Chemicals (2.6%)
     17,700   Cytec Industries Inc. (b)....................       847,388
      6,125   Quest Diagnostics Inc. (b)...................       103,742
     54,687   Witco Corporation............................     2,495,093
                                                             ------------
                                                                3,446,223
                                                             ------------
    Iron and Steel (3.8%)
     71,900   Reynolds Metals Company......................     5,091,419
                                                             ------------
    Paper and Forest (3.2%)
     24,717   Champion International Corporation...........     1,506,192
     58,837   Fort James Corporation.......................     2,695,447
                                                             ------------
                                                                4,201,639
                                                             ------------
  CAPITAL GOODS (5.0%)
    Manufacturing (2.5%)
     20,900   Corning Inc..................................       987,525
     82,101   United Dominion..............................     2,324,485
                                                             ------------
                                                                3,312,010
                                                             ------------
    Waste Management (2.5%)
     95,500   WMX Technologies Inc.........................     3,336,531
                                                             ------------
  COMMUNICATION SERVICES (5.4%)
    Telephone (5.4%)
     30,696   Bell Atlantic Corporation....................     2,469,110
     48,300   Bellsouth
               Corporation.................................     2,233,874

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  COMMUNICATION SERVICES--CONTINUED
     38,671   SBC Communications,
               Inc.........................................  $  2,373,433
                                                             ------------
                                                                7,076,417
                                                             ------------
  CONSUMER CYCLICAL (11.3%)
    Auto (2.0%)
     78,100   ITT Industries...............................     2,591,944
                                                             ------------
    Retail (7.5%)
     87,000   Federated Department Stores (b)..............     3,751,875
     48,400   Philips
               Electronics (c).............................     4,065,600
     93,080   Woolworth Corporation (b)....................     2,059,395
                                                             ------------
                                                                9,876,870
                                                             ------------
    Textiles (1.8%)
     83,400   Fruit of the
               Loom (b)....................................     2,345,625
                                                             ------------
  CONSUMER STAPLES (11.0%)
    Food (4.1%)
    168,214   Hormel Foods Corporation.....................     5,393,361
                                                             ------------
    Retail (6.9%)
    282,902   American Stores Company......................     6,895,736
     74,600   Kroger Company (b)...........................     2,251,988
                                                             ------------
                                                                9,147,724
                                                             ------------
  ENERGY (16.4%)
    Oil (9.7%)
     47,900   Amerada Hess Corporation.....................     2,954,831
     29,800   Amoco Corporation............................     2,871,975
     30,200   Unocal Corporation...........................     1,306,150
     75,600   USX--Marathon Group..........................     2,811,375

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  ENERGY--CONTINUED
     78,900   YPF Sociedad Anonima (c).....................  $  2,909,438
                                                             ------------
                                                               12,853,769
                                                             ------------
    Oil and Gas (6.7%)
    174,700   Enron Oil & Gas..............................     3,887,075
     34,700   Ultramar Diamond Shamrock Corporation........     1,121,244
    117,200   Valero Energy Corporation....................     3,845,625
                                                             ------------
                                                                8,853,944
                                                             ------------
    FINANCIAL (17.5%)
    Banks (5.8%)
     62,400   Corestates Financial Corporation.............     4,130,100
     12,700   Wells Fargo & Company........................     3,492,500
                                                             ------------
                                                                7,622,600
                                                             ------------
    Insurance (9.3%)
     62,813   Chubb Corporation............................     4,463,649
    191,290   Everest Reinsurance Holdings.................     7,842,890
                                                             ------------
                                                               12,306,539
                                                             ------------
    Savings and Loans (2.4%)
    182,617   Sovereign Bancorp Incorporated...............     3,195,798
                                                             ------------
                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  HEALTH CARE (3.7%)
    Medical Products/Supplies (3.7%)
    143,400   C.R. Bard, Inc...............................  $  4,866,638
                                                             ------------
  TECHNOLOGY (7.4%)
    101,200   Advanced Micro Devices, Inc. (b).............     3,295,325
     79,600   Digital
               Equipment (b)...............................     3,447,675
     66,400   Lam Research Corporation (b).................     3,087,600
                                                             ------------
                                                                9,830,600
                                                             ------------
  TRANSPORTATION (0.5%)
    Shipping (0.5%)
     20,600   Teekay Shipping Corporation (c)..............       692,675
                                                             ------------
  UTILITIES (7.4%)
    Electric Companies (4.8%)
     49,300   FPL Group Incorporated.......................     2,526,625
    106,550   Texas Utilities Company......................     3,835,800
                                                             ------------
                                                                6,362,425
                                                             ------------
    Natural Gas (2.6%)
     56,277   El Paso Natural Gas Company..................     3,408,276
                                                             ------------
Total investments in securities
  (cost: $105,658,217) (d).................................  $129,749,250
                                                             ------------
                                                             ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.8% of the net assets in foreign securities as of September 30, 1997.
(d) At September 30, 1997 the cost of securities for federal income tax purposes was $105,862,241. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation...........  $25,102,347
    Gross unrealized depreciation...........  (1,215,338)
                                              ----------
    Net unrealized appreciation.............  $23,887,009
                                              ----------
                                              ----------

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost:
 $105,658,217)..............................................  $129,749,250
Receivable for Fund shares sold.............................       278,390
Receivable for investment securities sold...................     2,735,072
Dividends receivable........................................       219,148
Organizational costs........................................        21,273
                                                              ------------
    Total assets............................................   133,003,133
                                                              ------------
                               LIABILITIES
Bank overdraft..............................................       709,332
Payable for Fund shares repurchased.........................        10,708
Payable to Adviser..........................................       156,902
                                                              ------------
    Total liabilities.......................................       876,942
                                                              ------------
Net assets applicable to outstanding capital stock..........  $132,126,191
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $     70,862
  Additional paid-in capital................................    97,840,735
  Accumulated net realized gains from investments...........    10,123,561
  Unrealized appreciation on investments....................    24,091,033
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $132,126,191
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A Shares.........  $107,322,043
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B Shares.........  $ 21,405,401
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C Shares.........  $  3,398,747
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 5,746,329.....................  $      18.68
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 1,155,909.....................  $      18.52
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 183,953.......................  $      18.48
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1997

Investment income:
  Interest..................................................  $   349,977
  Dividends.................................................    1,407,909
                                                              -----------
                                                                1,757,886
                                                              -----------
Expenses (note 4):
  Investment advisory fee...................................      726,045
  Distribution fees--Class A................................      224,199
  Distribution fees--Class B................................      137,399
  Distribution fees--Class C................................       22,828
  Administrative services fee...............................       43,200
  Amortization of organizational costs......................       11,099
  Custodian fees............................................        5,239
  Auditing and accounting services..........................       12,984
  Legal fees................................................        2,819
  Directors' fees...........................................        1,516
  Registration fees.........................................       50,051
  Printing and shareholder reports..........................       31,204
  Insurance.................................................        5,637
  Other.....................................................        2,671
                                                              -----------
      Total expenses........................................    1,276,891
  Less fees and expenses waived or absorbed:
    Class A distribution fees...............................     (149,466)
                                                              -----------
      Total net expenses....................................    1,127,425
                                                              -----------
      Investment income--net................................      630,461
                                                              -----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)................   10,539,073
  Net change in unrealized appreciation or depreciation on
   investments..............................................   18,224,827
                                                              -----------
      Net gains on investments..............................   28,763,900
                                                              -----------
Net increase in net assets resulting from operations........  $29,394,361
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment income--net..........................  $    630,461   $    256,939
  Net realized gains on investments...............    10,539,073      6,702,261
  Net change in unrealized appreciation or
   depreciation on investments....................    18,224,827      2,262,010
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................    29,394,361      9,221,210
                                                    ------------   ------------
Distributions to shareholders from:
  Investment income--net:
    Class A.......................................      (640,427)      (241,804)
    Class B.......................................        (9,734)        (4,243)
    Class C.......................................        (1,338)          (953)
  Net realized gains on investments:
    Class A.......................................    (5,575,937)    (2,024,993)
    Class B.......................................      (967,496)      (141,042)
    Class C.......................................      (158,217)        (9,744)
                                                    ------------   ------------
      Total distributions.........................    (7,353,149)    (2,422,779)
                                                    ------------   ------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.......................................    43,863,072     12,858,134
    Class B.......................................    12,068,461      4,817,331
    Class C.......................................     2,128,188      1,014,692
  Proceeds from shares issued as a result of
   reinvested dividends:
    Class A.......................................     3,121,241        516,144
    Class B.......................................       942,926        145,189
    Class C.......................................       141,346         10,550
  Payments for redemption of shares:
    Class A.......................................    (6,118,647)      (540,831)
    Class B.......................................    (2,140,767)      (169,208)
    Class C.......................................      (554,087)       (19,247)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................    53,451,733     18,632,754
                                                    ------------   ------------
      Total increase in net assets................    75,492,945     25,431,185
Net assets at beginning of year...................    56,633,246     31,202,061
                                                    ------------   ------------
Net assets at end of year (including undistributed
 net investment income of $0 and $21,038,
 respectively)....................................  $132,126,191   $ 56,633,246
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1997

(1) ORGANIZATION
    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each Class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 990,644 Class A shares for $10 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $125,779,206 and $74,398,258, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary MIMLIC Management. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formally known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent. Ascend waived Class A distribution fees in the amount of $149,466 for the year ended September 30, 1997.

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $671,121.

    As of September 30, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 2,185,424 Class A shares which represents 38.0 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,819.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1997 and 1996 were as follows:

                                                          CLASS A                CLASS B               CLASS C
                                                   ---------------------  ---------------------  --------------------
                                                      1997       1996        1997       1996       1997       1996
                                                   ----------  ---------  ----------  ---------  ---------  ---------
Sold.............................................   2,693,449    933,055     747,344    349,609    130,326     74,263
Issued for reinvested distributions..............     203,010     40,364      63,541     11,527      9,776        788
Redeemed.........................................    (362,180)   (38,831)   (130,360)   (12,529)   (33,515)    (1,310)
                                                   ----------  ---------  ----------  ---------  ---------  ---------
                                                    2,534,279    934,588     680,525    348,607    106,587     73,741
                                                   ----------  ---------  ----------  ---------  ---------  ---------
                                                   ----------  ---------  ----------  ---------  ---------  ---------

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                     CLASS A
                                -------------------------------------------------
                                                                    PERIOD FROM
                                                                   SEPTEMBER 16,
                                    YEAR ENDED SEPTEMBER 30,        1994(b) TO
                                --------------------------------   SEPTEMBER 30,
                                   1997       1996      1995(a)        1994
                                ----------  ---------  ---------  ---------------
Net asset value, beginning of
 period.......................  $    15.06  $   12.96  $   10.63     $   10.77
                                ----------  ---------  ---------       -------
Income from investment
 operations:
  Net investment income
   (loss).....................         .14        .09        .12           .01
  Net gains or losses on
   securities (both realized
   and unrealized)............        5.19       2.91       2.42          (.15)
                                ----------  ---------  ---------       -------
    Total from investment
     operations...............        5.33       3.00       2.54          (.14)
                                ----------  ---------  ---------       -------
Less distributions:
  Dividends from net
   investment income..........        (.14)      (.08)      (.16)           --
  Distributions from capital
   gains......................       (1.57)      (.82)      (.05)           --
                                ----------  ---------  ---------       -------
    Total distributions.......       (1.71)      (.90)      (.21)           --
                                ----------  ---------  ---------       -------
Net asset value, end of
 period.......................  $    18.68  $   15.06  $   12.96     $   10.63
                                ----------  ---------  ---------       -------
                                ----------  ---------  ---------       -------
Total return (c)..............        38.4%      24.5%      24.4%         (1.3)%
Net assets, end of period (in
 thousands)...................  $  107,322  $  48,383  $  29,520     $  10,616
Ratio of expenses to average
 daily net assets (d)(e)......        1.08%      1.26%      1.35%          .05%(f)
Ratio of net investment income
 (loss) to average daily net
 assets (d)(e)................         .85%       .70%      1.01%          .07%(f)
Portfolio turnover rate
 (excluding short-term
 securities)..................        87.7%     128.0%     160.1%          8.1%
Average commission rate on
 stock transactions (h).......  $    .0584  $   .0721        N/A           N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor voluntarily waived $149,466 and $74,454 in Class A distribution fees for the years ended September 30, 1997 and 1996, respectively. If the Fund had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.28% and 1.46%, respectively, and the ratio of net investment income to average daily net assets would have been .65% and .50%, respectively, for Class A shares.
(e) The Fund's Distributor and Advisor voluntarily waived or absorbed $83,746 and $1,872 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994. If the Fund had been charged for these expenses, the ratios of expenses to average daily net assets would have been 1.81% and .07% for Class A shares, 2.45% and .10% for Class B shares, and 2.34% for Class C shares. The ratios of net investment income (loss) to average daily net assets would have been .56% and .05% for Class A shares, (.15%) and .02% for Class B shares and (.16%) for Class C shares.

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                  CLASS B                                   CLASS C
                                --------------------------------------------   ---------------------------------
                                                                PERIOD FROM                         PERIOD FROM
                                                               SEPTEMBER 16,      YEAR ENDED         MARCH 1,
                                  YEAR ENDED SEPTEMBER 30,      1994(b) TO       SEPTEMBER 30,      1995(b) TO
                                ----------------------------   SEPTEMBER 30,   -----------------   SEPTEMBER 30,
                                  1997      1996     1995(a)       1994         1997      1996         1995
                                --------   -------   -------   -------------   -------   -------   -------------
Net asset value, beginning of
 period.......................  $  14.92   $ 12.90   $10.63       $ 10.77      $ 14.94   $ 12.90      $ 10.79
                                --------   -------   -------       ------      -------   -------       ------
Income from investment
 operations:
  Net investment income
   (loss).....................        --      (.01)     .02          (.01)          --        --          .02
  Net gains or losses on
   securities (both realized
   and unrealized)............      5.18      2.86     2.41          (.13)        5.12      2.88         2.14
                                --------   -------   -------       ------      -------   -------       ------
    Total from investment
     operations...............      5.18      2.85     2.43          (.14)        5.12      2.88         2.16
                                --------   -------   -------       ------      -------   -------       ------
Less distributions:
  Dividends from net
   investment income..........      (.01)     (.01)    (.11)           --         (.01)     (.02)        (.05)
  Distributions from capital
   gains......................     (1.57)     (.82)    (.05)           --        (1.57)     (.82)          --
                                --------   -------   -------       ------      -------   -------       ------
    Total distributions.......     (1.58)     (.83)    (.16)           --        (1.58)     (.84)        (.05)
                                --------   -------   -------       ------      -------   -------       ------
Net asset value, end of
 period.......................  $  18.52   $ 14.92   $12.90       $ 10.63      $ 18.48   $ 14.94      $ 12.90
                                --------   -------   -------       ------      -------   -------       ------
                                --------   -------   -------       ------      -------   -------       ------
Total return (c)..............      37.7%     23.4%    23.2%         (1.3)%       37.1%     23.6%        20.1%
Net assets, end of period (in
 thousands)...................  $ 21,405   $ 7,095   $1,635       $    93      $ 3,399   $ 1,156      $    47
Ratio of expenses to average
 daily net assets (d)(e)......      1.98%     2.15%    2.25%          .09%(f)     1.98%     2.13%        2.25%(g)
Ratio of net investment income
 (loss) to average daily net
 assets (d)(e)................      (.05)%    (.11)%    .05%          .03%(f)     (.05)%    (.01)%       (.07)%(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................      87.7%    128.0%   160.1%          8.1%        87.7%    128.0%       160.1%
Average commission rate on
 stock transactions (h).......  $  .0584   $ .0721      N/A           N/A      $ .0584   $ .0721          N/A

------------

(f) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g) Adjusted to an annual basis.
(h) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Cornerstone Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Cornerstone Fund, Inc. (the Fund) as of September 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the three years then ended and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities sold but not delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1997 and the results of its operations, changes in its net assets and financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 7, 1997

                                                       ADVANTUS CORNERSTONE FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1997. Dividends for the 1997 calendar year will be reported to you on Form 1099-Div in late January 1998. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

PAYABLE DATE
----------------------------------------------------------------------------------------------------------
Income distributions--taxable as dividend income, 17.0% qualifying for deduction by corporations
December 26, 1996.........................................................................................  $  1.2898
March 26, 1997............................................................................................      .0300
June 25, 1997.............................................................................................      .0225
September 24, 1997........................................................................................      .0428
                                                                                                            ---------
                                                                                                            $  1.3851
                                                                                                            ---------
                                                                                                            ---------
Capital gains distribution--taxable as long-term captial gains
December 19, 1996.........................................................................................  $   .3201
                                                                                                            ---------
                                                                                                            ---------

    The distribution of $1.2898 payable on December 26, 1996 represents $1.2513 of short-term capital gains (taxable of dividend income) and $.0385 from net investment income.

CLASS B

PAYABLE DATE
----------------------------------------------------------------------------------------------------------
Income distributions--taxable as dividend income, 17.0% qualifying for deduction by corporations
December 26, 1996.........................................................................................  $  1.2594
September 24, 1997........................................................................................      .0041
                                                                                                            ---------
                                                                                                            $  1.2635
                                                                                                            ---------
                                                                                                            ---------
Capital gains distribution--taxable as long-term captial gains
December 19, 1996.........................................................................................  $   .3201
                                                                                                            ---------
                                                                                                            ---------

    The distribution of $1.2594 payable on December 26, 1996 represents $1.2513 of short-term capital gains (taxable of dividend income) and $.0081 from net investment income.

CLASS C

PAYABLE DATE
----------------------------------------------------------------------------------------------------------
Income distributions--taxable as dividend income, 17.0% qualifying for deduction by corporations
December 26, 1996.........................................................................................  $  1.2585
September 24, 1997........................................................................................      .0034
                                                                                                            ---------
                                                                                                            $  1.2619
                                                                                                            ---------
                                                                                                            ---------
Capital gains distribution--taxable as long-term captial gains
December 19, 1996.........................................................................................  $   .3201
                                                                                                            ---------
                                                                                                            ---------

    The distribution of $1.2585 payable on December 26, 1996 represents $1.2513 of short-term capital gains (taxable of dividend income) and $.0072 from net investment income.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                      [ADVANTUS-TM- FAMILY OF FUNDS LOGO]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48649 REV. 11-1997